UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2011

AETHLON MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-21846 (Commission File Number)	13-3632859 (I.R.S. Employer Identification No.)

8910 University Center Lane, Suite 660 San Diego, California (Address of principal executive offices)	92122 (Zip Code)

Registrant’s telephone number, including area code:  (858) 459-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

The Registrant disclosed that on Wednesday, June 8, 2011, it made a presentation at the 20th International Vicenza Course of Hemodialysis and CKD in Vicenza, Italy.  A copy of the presentation materials are being furnished as an exhibit to this report and are incorporated by reference into this Item 7.01.  Also, the Registrant posted the presentation materials to its website (www.aethlonmedical.com) today, June 9, 2011.

Certain of the statements on the attached presentation may be forward-looking and involve risks and uncertainties. Such forward-looking statements involve assumptions, known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Aethlon Medical, Inc. to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements.  Such potential risks and uncertainties include, without limitation, the ability for the Company to derive business partnerships or future revenue streams using the Aethlon ADAPT™ system, the Aethlon ADAPT™ systems' ability to selectively remove disease-related particles from the entire circulatory system without the loss of essential blood components or its ability to eliminate the need to infuse drug agents into the body, the Company's ability to commercialize its Hemopurifier® in India, the capability of the Hemopurifier® to reduce viral loads and other disease conditions or to identify or treat disease conditions such as cancer or Hepatitis-C, including the ability to capture exosomes and the impact that potential ability may have on disease conditions, the Company's ability to raise capital when needed, the Company's ability to complete the development of its planned products, the ability of the Company to obtain FDA and other regulatory approvals permitting the sale of its products, the Company's ability to manufacture its products either internally or through outside companies and provide its services, the impact of government regulations, patent protection on the Company's proprietary technology, product liability exposure, uncertainty of market acceptance, competition, technological change, and other risk factors. In such instances, actual results could differ materially as a result of a variety of factors, including the risks associated with the effect of changing economic conditions and other risk factors detailed in the Company's Securities and Exchange Commission filings.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is being furnished pursuant to Item 7.01 above.

Exhibit No.	Description

99.1	The Treatment of HCV on Dialysis Machines with Affinity Plasmapheresis

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.
(Registrant)

Date: June 9, 2011	By:	/s/ James B. Frakes
James B. Frakes
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials

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